Exhibit 99.1


PRESS RELEASE


ICC ANNOUNCES FIRST QUARTER FISCAL 2005 FINANCIAL RESULTS


NEW YORK - December 14, 2004 - Internet Commerce Corporation (ICC) (NasdaqSC:
ICCA), a pioneer in the use of the Internet for business-to-business (B2B) e-commerce solutions, today announced financial results for its fiscal first quarter ended October 31, 2004.

Thomas J. Stallings, Chief Executive Officer of ICC, commented, "ICC continues to dramatically improve its financial position. Our first quarter was highlighted with unprecedented levels of network traffic, a 200% increase in service bureau revenue as a result of the efficiently managed integration of our Electronic Commerce System acquisition, and quarterly adjusted gross margins of over 70%. As previously indicated, ICC clearly exceeded our original guidance for the first quarter. Instead of a projected 9% improvement in revenues over the same quarter in the prior fiscal year, we experienced 21% growth."

"Additionally, ICC has continued to cut costs, although there will be some one-time costs for the second quarter relating to the company's relocation to our more operationally cost-effective offices in Atlanta, Sarbanes-Oxley compliance and system conversion costs. Still, with the broader base of product offerings ICC now provides to its customers, including our retail software solutions, we anticipate to be cash flow positive on an adjusted EBITDA basis for the second quarter and 2005 fiscal year as a whole."

Consolidated Three-Month Results

      o The net loss decreased by 50.9% to $402,000, or $0.03 per diluted share, in the first quarter of fiscal 2005 from a net loss of $818,000, or $0.07 per diluted share, in the first quarter of fiscal 2004.
      o Consolidated revenue for the first quarter of fiscal 2005 increased 20.7% to $3.7 million from $3.1 million in the year ago period.
      o Gross margin percentage for the first quarter of fiscal 2005 improved to 62.2% from 40.1% in the first quarter of last year.

Consolidated Three-Month Results - Adjusted EBITDA is earnings before net interest and investment income, income taxes, depreciation, amortization and non-cash charges for stock-based compensation. Adjusted gross margin represents gross margin less depreciation and amortization. Refer to the Supplemental Financial Data set forth below for a reconciliation of net income to EBITDA and gross margin to adjusted gross margin.

      o Adjusted EBITDA for the first quarter of fiscal 2005 was $187,000 compared to a loss of $367,000 in the year ago period.
      o Adjusted gross margin percentage for the first quarter of fiscal 2005 improved to 70.6% from 49.6% in the first quarter last year.

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ICC ANNOUNCES FIRST QUARTER FISCAL 2005 FINANCIAL RESULTS
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Segment Three-Month Results

      o ICC.NET revenue, which represented 75.4% of consolidated revenue in the quarter ended October 31, 2004, compared to 90.0% of consolidated revenue in the year ago period, increased 1.1% to $2.83 million in the first quarter ended October 31, 2004 from $2.80 million in the first quarter ended October 31, 2003. VAN Services revenue increased 11.3% to $2.6 million from $2.4 million and gross margin percentage improved to 62.2% from 40.1% from the year ago period. Adjusted gross margin percentage for VAN Services improved to 70.6% from 49.6% in the year ago period.

      o Service Bureau revenue, representing 24.6% of consolidated revenue in the first quarter of fiscal 2005 compared to 10% of consolidated revenue in the year ago period, increased 199.5% to $921,000 from $308,000 in the year ago period.


      ICC will post its supplemental financial information on its website, www.icc.net, in the afternoon of December 16, 2004.


--------------------------------------------------------------------------------
      About Internet Commerce Corporation

      Internet Commerce Corporation (ICC), headquartered in New York, is a pioneer in the use of the Internet for business-to-business (B2B) e-commerce solutions. Thousand of customers rely on ICC's comprehensive line of solutions, in-depth expertise, and unmatched customer service to help balance cost, fit, and function required to meet unique requirements for trading partner compliance, coordination, and collaboration. With its software solutions, network services, hosted web applications, managed services, and consulting services, ICC is the trusted provider of B2B solutions for businesses, regardless of size and level of technical sophistication, to connect with their trading communities. For more information, visit www.icc.net.

      Except for the historical information contained herein, this press release includes forward looking statements which are subject to a number of risks and uncertainties, including the risks and uncertainties associated with rapidly changing technologies such as the Internet, the risks of technology development and the risks of competition. Actual results could differ materially. For more information about these risks and uncertainties, see the SEC filings of Internet Commerce Corporation.

      CONTACT: Victor Bjorge, 212.271.7618, victor@icc.net



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     INTERNET COMMERCE CORPORATION

     Consolidated Statements of Operations and Comprehensive Loss (unaudited) (in thousands, except for share and per share amounts)


                                                                               Three Months Ended
                                                                                   October 31,
                                                                         --------------------------------
                                                                             2004               2003
                                                                         ------------        ------------
Revenue:
   Services                                                              $      3,747        $      3,103
                                                                         ------------        ------------
Expenses:
Cost of services (excluding non-cash compensation of
  $2 for the three months ended October 31, 2004)                               1,418               1,860
Product development and enhancement (excluding non-cash
  compensation of $8 for the three months ended
  October 31, 2004)                                                               223                 225
Selling and marketing  (excluding non-cash compensation
  of $3 for the three months ended October 31, 2004)                              838                 826
General and administrative (excluding non-cash compensation
  of  $198 and $53 for the three months ended
  October 31, 2004 and 2003, respectively)                                      1,462                 945
Non-cash charges for stock-based compensation and services                        211                  53
                                                                         ------------        ------------
                                                                                4,152               3,909
                                                                         ------------        ------------
Operating loss                                                                   (405)               (806)
                                                                         ------------        ------------

Other income and (expense):
  Interest and investment income                                                    6                   1
  Interest expense                                                                 (3)                (13)
                                                                         ------------        ------------
                                                                                    3                 (12)
                                                                         ------------        ------------
Net loss                                                                 $       (402)       $       (818)

Dividends on preferred stock                                                     (101)               (101)
                                                                         ------------        ------------

Loss attributable to common stockholders                                 $       (502)       $       (918)
                                                                         ============        ============

Basic and diluted loss per common share                                  $      (0.03)       $      (0.07)
                                                                         ============        ============

Weighted average number of common shares outstanding -
  basic and diluted                                                        19,058,187          13,797,567
                                                                         ============        ============

COMPREHENSIVE LOSS:
Net loss                                                                 $       (402)       $       (818)

Other comprehensive income:
Unrealized gain - marketable securities                                          --                     9
                                                                         ------------        ------------

Comprehensive loss                                                       $       (402)       $       (809)
                                                                         ============        ============


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INTERNET COMMERCE CORPORATION

Consolidated Balance Sheets (unaudited)
(in thousands)


                                                                     October 31,        July 31,
                                                                        2004             2004
                                                                      ---------        ---------
                                                                     (unaudited)

ASSETS
Current assets:
  Cash and cash equivalents                                           $  3,646         $  3,790
  Accounts receivable, net of allowance for doubtful
    accounts of $338 and $309, respectively                              2,475            2,154
  Prepaid expenses and other current assets                                213              245
                                                                      --------         --------
       Total current assets                                              6,334            6,189

Restricted cash                                                            108              108
Property and equipment, net                                                254              296
Capitalized software development costs, net                                  5               18
Goodwill                                                                 2,619            2,539
Other intangible assets, net                                             1,971            2,265
Other assets                                                                14               14
                                                                      --------         --------
       Total assets                                                   $ 11,305         $ 11,429
                                                                      ========         ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                    $    719         $    524
  Accrued expenses                                                         979            1,004
  Accrued dividends - preferred stock                                      333              233
  Deferred revenue                                                         136              133
  Capital lease obligation                                                  28               52
  Other liabilities                                                         22               45
                                                                      --------         --------
          Total current liabilities                                      2,217            1,991

Capital lease obligation - less current portion                              1                4
                                                                      --------         --------
          Total liabilities                                              2,218            1,995
                                                                      --------         --------

Commitments and contingencies

Stockholders' equity:
Preferred stock                                                              *                *
Common stock                                                               191              191
Additional paid-in capital                                              95,197           95,143
Accumulated deficit                                                    (86,301)         (85,900)
                                                                      --------         --------
          Total stockholders' equity                                     9,087            9,434
                                                                      --------         --------

          Total liabilities and stockholders' equity                  $ 11,305         $ 11,429
                                                                      ========         ========

* less than 1,000


                 See notes to consolidated financial statements.



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INTERNET COMMERCE CORPORATION
Supplemental Financial Data

Reconciliation of Net Income to
adjusted EBITDA - Consolidated                 Three             Three
                                            Months Ended      Months Ended
(in thousands)                            October 31, 2004   October 31, 2003
------------------------------------------------------------------------------

Net loss                                      $  (402)           $ (818)
Less: Net interest and investment
        (income) expense                           (3)               12
      Depreciation and amortization               381               386
      Non-cash charges for stock-based
        compensation                              211                53
                                              -------            -------
Adjusted EBITDA loss                          $   187            $ (367)
                                              =======            =======


Reconciliation of Net Income to adjusted EBITDA -
ICC.NET, VAN Services Only                    Three               Three
                                           Months Ended        Months Ended
(in thousands)                            October 31, 2004    October, 2003
-----------------------------------------------------------------------------
Net loss                                       $ (179)           $ (315)
Less: Net interest and investment
        (income) expense                           (3)                9
      Depreciation and amortization                43                99
      Non-cash charges for stock-based
        compensation                              211                53
                                               ------            -------
Adjusted EBITDA loss                           $   72            $ (154)
                                               ======            =======




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INTERNET COMMERCE CORPORATION
Supplemental Financial Data

Reconciliation of Gross Margin to Adjusted
Gross Margin - Consolidated                   Three                Three
                                          Months Ended          Months Ended

(in thousands)                           October 31, 2004     October 31, 2003
-------------------------------------------------------------------------------
Revenue                                      $ 3,747               $ 3,104
Cost of services                               1,417                 1,861
                                             -------               -------
Gross margin                                 $ 2,330               $ 1,243
                                             =======               =======
Gross margin %                                 62.2%                 40.1%

Cost of services                             $ 1,417               $ 1,861

Less:  Depreciation and
  amortization                                   315                   298
                                             -------               -------
Adjusted cost of services                    $ 1,102               $ 1,563
                                             -------               -------

Adjusted gross margin                        $ 2,645               $ 1,541
                                             =======               =======
Adjusted gross margin %                        70.6%                 49.6%


Reconciliation of Gross Margin to Adjusted
Gross Margin - ICC.NET, VAN Services Only     Three                Three
                                           Months Ended         Months Ended
(in thousands)                            October 31, 2004     October 31, 2003
------------------------------------------------------------------------------

Revenue                                     $  2,622               $ 2,356
Cost of services                                 698                   907
                                            --------               -------
Gross margin                                $  1,924               $ 1,449
                                            ========               =======
Gross margin %                                  73.4%                 61.5%

Cost of services                            $    698               $   907
Less:  Depreciation                               16                    32
                                            --------               -------
Adjusted cost of services                        682                   875
                                            --------               -------

Adjusted gross margin                       $  1,940               $ 1,481
                                            ========               =======
Adjusted gross margin %                         74.0%                 62.9%



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